                         ANNUAL REPORT DECEMBER 31, 1997

                                   OPPENHEIMER
                                    BOND FUND

                                     [PHOTO]

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                               THE RIGHT TO INVEST

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




CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview with the Fund's Managers

10 Statement of Investments

24 Statement of Assets & Liabilities

26 Statement of Operations

27 Statements of Changes in Net Assets

28 Financial Highlights

30 Notes to Financial Statements

40 Independent Auditors' Report

41 Federal Income Tax Information

42 Officers & Trustees

44 Information & Services


REPORT HIGHLIGHTS

- BOND PRICES RALLIED IN 1997 in response to low inflation and declining interest rates.

- U.S. GOVERNMENT SECURITIES AND CORPORATE BONDS, two of the best performing bond market sectors, comprised about 90% of the portfolio.

- IF U.S. ECONOMIC GROWTH SLOWS
in 1998, we believe bonds should continue to do well.

AVG ANNUAL TOTAL RETURNS

For the 1-year period ended
12/31/97 (without sales charges)(1)

CLASS A
10.13%

Class B
9.41%

Class C
9.39%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                             2 Oppenheimer Bond Fund

[PHOTO]
JAMES C. SWAIN
Chairman
Oppenheimer
Bond Fund

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Bond Fund

Dear SHAREHOLDER,
-------------------------------------------------------------------------------
These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

           What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch further and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

           Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't:
When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

           At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may continue to see investors favor the fixed, more secure interest payments offered from the bond markets.

           In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

           Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ JAMES C. SWAIN                                  /s/ BRIDGET A. MACASKILL
James C. Swain                                      Bridget A. Macaskill
January 23, 1998



                             3 Oppenheimer Bond Fund

  AVG ANNUAL TOTAL RETURNS
For the Period Ended 12/31/97(1)

CLASS A

                               Since
           1 year    5 year    Inception
           4.90%     6.40%     7.93%

CLASS B

                               Since
           1 year    5 year    Inception
           4.41%     N/A       5.61%

CLASS C

                               Since
           1 year    5 year    Inception
           8.39%     N/A       6.94%


  CUMULATIVE TOTAL RETURN
For the Period Ended 12/31/97(1)

CLASS A
 5 year
36.40%               $13,640(3)

PERFORMANCE UPDATE
--------------------------------------------------------------------------------
Oppenheimer Bond Fund performed well over the past twelve months. In fact, the Fund's Class A shares were in the first quartile, ranking 16 out of 137 Corporate Debt A Rated funds ranked by Lipper Analytical Services for the one-year period ended 12/31/97.(2)

GROWTH OF $10,000
Over five years
(without sales charges)


  Oppenheimer
   Bond Fund           Lehman Aggregate
 Class A shares         Bond Index(3)
 --------------        ----------------
    10000                   10000
    10487                   10413.9
    10759.7                 10690.5
    11091.5                 10969.1
    11030.4                 10975.1
    10681.6                 10659.7
    10531.6                 10550.1
    10579.7                 10614.6
    10603.8                 10654.8
    11129.4                 11192.2
    11824.1                 11874.1
    11933.9                 12107.7
    12399.6                 12623.4
    12235.6                 12398.2
    12296.2                 12469
    12572.9                 12698.5
    13002.9                 13079.6
    12984.1                 13006.6
    13483.6                 13484.2
    13965                   13932.2
    14319.9                 14342.4


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 4/15/88. The Fund's maximum sales charge for Class A shares was lower prior to 3/29/91, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 5/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 7/11/95. An explanation of the different performance calculations is in the Fund's prospectus.
Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Source: Lipper Analytical Services, Inc., 12/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 16 of 137 (1-year), 25 of 59 (5-year) and 24 of 35 (10-year) among Corporate Debt A Rated funds for the period ended 12/31/97.



                             4 Oppenheimer Bond Fund

CREDIT ALLOCATION(5)


Treasury/Agency                42.6%
AAA/AA                          5.4
A/BBB                          29.7
BB/B                           16.7
CCC/C                           0.1
Other                           5.5


Portfolio REVIEW

Oppenheimer Bond Fund is for investors looking for solid income potential from a fund emphasizing quality securities.

WHAT WE LOOK FOR

- Sectors of the market that offer RELATIVE VALUE.

- Primarily INVESTMENT-GRADE SECURITIES that help reduce credit risk.(4)

- High income potential from different types of GOVERNMENT AND CORPORATE securities.


CORPORATE BONDS & NOTES--TOP 10 INDUSTRIES
(Percentage of net assets)(4)

Diversified Financial                     7.3%      Capital Goods                  2.1%
Energy Services & Producers               5.4       Insurance                      1.7
Automotive                                2.7       Hotel/Gaming                   1.6
Information Technology                    2.7       Banks & Thrifts                1.4
Aerospace                                 2.3       Chemicals                      1.4

3. Results of a hypothetical $10,000 investment in Class A shares on December 31, 1992. The Lehman Aggregate Bond Index includes a broad range of U.S. government and corporate bonds. It is an unmanaged index including reinvestment of income, and cannot be purchased directly by investors.

4. Portfolio data is as of December 31, 1997 and is based on net assets and is subject to change.

5. Pie chart is based on total market value of investments as of December 31, 1997 and is subject to change. Average credit quality and ratings allocations include rated securities and those not rated by a national rating organization (currently 6.6% of total assets) but to which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category. Under normal market conditions, the Fund invests at least 65% of its assets in investment-grade securities. Securities rated below investment-grade (up to 35% of Fund assets) carry a greater risk of default. While the Fund has generally invested under 10% of its assets in foreign securities, which are subject to exchange rate and political uncertainties, it is not restricted to any amount by prospectus.



                             5 Oppenheimer Bond Fund

"We created a portfolio that was more sensitive to DECLINING INTEREST RATES."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 1997?

Oppenheimer Bond Fund's Class A shares provided an average annual total return of 10.13% for the one-year period ended December 31, 1997.(1) These results reflect changes in share price, plus reinvested income distributions, but are calculated before sales charges are considered. Class A shares of the Fund also performed well relative to our peers, ranking 16 of 137 funds in the Corporate Debt category, as measured by Lipper Analytical Services.(2)

HOW DID THE U.S. BOND MARKET RESPOND TO 1997'S ECONOMY?

Early in the year, fixed-income investors became concerned that the economy was growing too rapidly, and they feared that the rate of inflation would accelerate. The Federal Reserve raised a key short-term interest rate in late March in an attempt to forestall this resurgence of inflation. As a result, bond prices fell.

           Toward mid-year, however, it became apparent that inflation would probably remain low because of improvements in productivity and the need for prices of goods to remain competitive with overseas companies. As investors became more comfortable investing in bonds, interest rates declined steadily during the second half of 1997. Because interest rates and bond prices move in opposite directions, the result was attractive total rates of return for most bonds during 1997.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Source: Lipper Analytical Services, Inc., 12/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 16 of 137 (1-year), 25 of 59 (5-year) and 24 of 35 (10-year) among Corporate Debt A Rated funds for the period ended 12/31/97.


                             6 Oppenheimer Bond Fund

[PHOTO]
PORTFOLIO MANAGEMENT TEAM (L TO R)
Leslie Falconio
David Negri (Fund Manager)
Gina Palmieri
Len Darling

HOW WAS THE FUND MANAGED IN THAT ENVIRONMENT?

As our view of the interest-rate environment became more positive, we increased the Fund's average duration, a measure of the portfolio's sensitivity to changes in interest rates. By increasing the average duration from about 4.8 years early in the year to a high of 5.3 years, we created a portfolio that was more sensitive to declining interest rates, which helped produce higher rates of capital appreciation.

DID THE MIX OF BONDS FROM DIFFERENT MARKET SECTORS CHANGE DURING THE PERIOD?

Our allocation of assets among the various types of bonds did not change significantly. Throughout the year, we have kept about 50% of the Fund's assets in U.S. government securities, including U.S. Treasuries and mortgage-backed securities issued and backed by federal agencies. Another 45% of the portfolio was invested in corporate bonds, which performed particularly well. Our corporate bond position was split evenly between high-yield bonds and investment-grade corporate securities. In addition, about 3% of the portfolio was invested in bonds issued by governments and corporations overseas.(3)



3. The Fund invests in below-investment-grade securities, which may entail greater credit risks, as described in the prospectus. The Fund invests in foreign securities which entails special risks, such as currency fluctuations, described in the prospectus.



                             7 Oppenheimer Bond Fund

"Commercial mortgage bonds offered ATTRACTIVELY HIGH YIELDS compared to other bonds..."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
-------------------------------------------------------------------------------

WHERE DID YOU FIND THE BEST OPPORTUNITIES IN THE CORPORATE BOND MARKET SECTOR?

Our positions in investment-grade corporate bonds were primarily in the cable television, media and commercial banking industries. In the high-yield area, we've emphasized telecommunications companies, including wireless communications, cable television and financial services. These industries are in the midst of deregulation, which we believe will be good for their businesses. On the other hand, we've de-emphasized companies in the metals, paper and retail industries because, at this late stage of the economic cycle, we don't want exposure to companies that are too sensitive to changes in the economy.

           At the end of the period, about 19% of our corporate bond position was allocated to commercial private mortgage securities, which represent pools of mortgages on hotels, shopping malls, apartment buildings and other enterprises. Commercial mortgage bonds offered attractively high yields compared to other bonds, as well as the relative safety of secured underlying assets.

DID THE PROBLEMS IN SOUTHEAST ASIA AFFECT THE FUND'S INVESTMENTS?

The impact has been very slight, because the Fund had virtually no exposure to Southeast Asia. However, we do have some positions in bonds issued in New Zealand and Australia. While the bond markets there have recently performed very well, the ripple effect from the Asian economic crisis caused a devaluation of their currencies relative to the U.S. dollar, which offset the returns from the bond market rallies in those countries for U.S. investors.


                             8 Oppenheimer Bond Fund

"...as well as the RELATIVE SAFETY of secured underlying assets."


WHAT IS YOUR OUTLOOK FOR THE FORESEEABLE FUTURE?

We are optimistic about prospects for the U.S. bond market during 1998. Perhaps most important, we believe economic conditions should remain favorable. We expect economic growth to slow from current levels, in large part in response to declining demand for U.S. products overseas. We believe the rate of inflation should remain at its current low levels as growth moderates. The federal government's progress toward a balanced budget should contribute to less issuance of U.S. Treasury securities. Yet, demand for these bonds should remain high as economic problems overseas cause investors to seek the safety of bonds issued by the most creditworthy government in the world. We expect these factors and others to cause long-term interest rates to decline modestly from current levels.

           We intend to maintain the Fund's current strategic orientation. We intend to keep the portfolio's average duration relatively long to hold higher yielding securities for as long as possible while interest rates fall. What's more, we plan to continue to allocate assets among those sectors of the bond market that we believe will provide the best yields relative to risk. We believe this strategy should help the Fund to provide a competitive level of income and the opportunity for attractive total returns for its shareholders.


                             9 Oppenheimer Bond Fund

STATEMENT OF INVESTMENTS December 31, 1997


                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT(1)            SEE NOTE (1)
================================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--55.6%
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--36.7%
--------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--26.7%
Federal Home Loan Mortgage Corp.:
Certificates of Participation:
9%, 3/1/17                                                                                 $   445,202              $   476,977
Series 17-039, 13.50%, 11/1/10                                                                  48,485                   57,732
Series 17-094, 12.50%, 4/1/14                                                                   27,295                   31,974
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation
Certificates:
Series 1343, Cl. LA, 8%, 8/15/22                                                             1,600,000                1,751,426
Series 151, Cl. F, 9%, 5/15/21                                                               1,000,000                1,085,287
Series 1712, Cl. B, 6%, 3/15/09                                                              1,000,000                  975,000
Series 1714, Cl. M, 7%, 8/15/23                                                              1,000,000                1,005,000
Gtd. Multiclass Mtg. Participation Certificates:
Series 1460, Cl. H, 7%, 5/15/07                                                              1,500,000                1,538,430
Series G056, Cl. H, 9%, 7/20/24                                                              2,493,000                2,717,370
Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1914, Cl. G, 6.50%, 2/15/24                                             3,000,000                2,951,250
Interest-Only Stripped Mtg.-Backed Security,
Series 177, Cl. B, 9.335%-10.914%, 7/1/26(2)                                                16,225,514                4,743,428
Principal-Only Stripped Mtg.-Backed Security,
Series 1690, Cl. B, 3.748%, 11/15/23(3)                                                      1,892,161                1,052,515
--------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
11%, 7/1/16                                                                                  4,322,515                4,926,317
7%, 1/1/09-11/1/25                                                                             956,476                  972,909
7%, 1/1/13-1/25/28(4)                                                                       22,060,000               22,240,811
7.50%, 2/1/08-3/1/08                                                                           621,862                  639,256
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1992-34, Cl. G, 8%, 3/25/22                           540,000                  584,717
Gtd. Mtg. Pass-Through Certificates, 8%, 8/1/17                                                484,158                  498,369
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1991-170, Cl. E, 8%, 12/25/06                                                          2,500,000                2,616,991
Trust 1992-162, Cl. C, 7%, 10/25/21                                                          8,400,000                8,486,604
Trust 1995-4, Cl. PC, 8%, 5/25/25                                                              869,210                  952,053
Trust 1997-25, Cl. B, 7%, 12/18/22                                                             510,000                  516,345
Trust 1997-27, Cl. J, 7.50%, 4/18/27                                                           844,594                  898,896
Interest-Only Stripped Mtg.-Backed Security, Trust 249, Cl. 2, 9.958%,
10/25/23(2)                                                                                 11,029,757                3,367,523
Principal-Only Stripped Mtg.-Backed Security,
Trust 277-C1, 8.142%, 4/1/27(3)                                                              1,508,371                1,180,301
                                                                                                                    -----------
                                                                                                                     66,267,481


                            10 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT(1)            SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--10.0%
Government National Mortgage Assn.:
7%, 1/1/28(4)                                                                              $ 9,950,000              $10,021,540
10%, 11/15/09                                                                                  244,986                  271,774
10.50%, 12/15/17-5/15/21                                                                       249,447                  280,187
11%, 10/20/19                                                                                  928,361                1,064,710
12%, 1/15/99-5/15/14                                                                             9,380                    9,701
13%, 12/15/14                                                                                   27,374                   32,789
6%, 7/20/27                                                                                    248,188                  251,718
7%, 1/1/28(4)                                                                                2,200,000                2,217,886
7%, 7/15/09-7/20/25                                                                          1,617,774                1,657,314
7.50%, 12/1/27(4)                                                                            6,900,000                7,068,222
8%, 6/15/05-10/15/06                                                                         1,413,602                1,468,716
9%, 2/15/09-6/15/09                                                                            422,630                  456,835
                                                                                                                    -----------
                                                                                                                     24,801,392
--------------------------------------------------------------------------------------------------------------------------------
PRIVATE--18.9%
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--15.3%
Amresco Commercial Mortgage Funding I Corp., Multiclass Mtg.
Pass-Through Certificates, Series 1997-C1, Cl. E, 7%, 6/17/29(5)                               150,000                  138,656
--------------------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp.:
Commercial Mtg. Pass-Through Certificates:
Series 1996-D3, Cl. A5, 8.33%, 10/13/26(5)(6)                                                  800,000                  859,250
Series 1996-MD6, Cl. A5, 6.957%, 11/13/26(6)                                                 2,000,000                2,080,000
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(6)                                                     333,000                  329,878
Series 1997-D4, Cl. B2, 7.525%, 4/14/29(6)                                                     333,000                  321,709
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(6)                                                     334,000                  309,524
Series 1997-D5, Cl. A6, 7.184%, 2/14/41                                                      1,500,000                1,503,750
Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                                       2,000,000                1,826,562
Series 1997-MD7, Cl. A6, 8.11%, 1/13/30(6)                                                     200,000                  211,219
Interest-Only Stripped Mtg.-Backed Security,
Series 1997-D5, Cl. PS1, 1.367%, 2/14/41(2)                                                  6,250,000                  678,711
--------------------------------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed
Pass-Through Certificates, Series 1997-CTL1, 9.55%, 6/22/24(2)(5)                           13,750,315                  657,265
--------------------------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates,
Series 1993-C1, Cl. E, 7.76%, 12/25/03(6)                                                      250,000                  252,675
--------------------------------------------------------------------------------------------------------------------------------
CMC Securities Corp. I, Collateralized Mtg. Obligation,
Series 1993-D, Cl. D-3, 10%, 7/25/23(5)                                                        536,614                  565,753
--------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 0.981%, 12/25/20(2)(5)                       18,624,900                  529,646
--------------------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1994-C1:
Cl. 2-D, 8.70%, 9/25/25(5)                                                                   1,000,000                1,037,500
Cl. 2-E, 8.70%, 9/25/25(5)                                                                   1,000,000                1,038,700
--------------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1:
8.116%, 2/25/11(5)(6)                                                                          750,000                  638,475
8.116%, 5/25/08(5)(6)                                                                          750,000                  760,725






                            11 Oppenheimer Bond Fund

                                                                                              FACE                  MARKET VALUE
                                                                                              AMOUNT(1)             SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL  (CONTINUED)
General Motors Acceptance Corp., Collateralized Mtg. Obligations:
Series 1995-C2, Cl. D, 7.192%, 1/15/08                                                      $1,500,000              $ 1,503,750
Series 1997-C2, Cl. F, 6.75%, 4/16/29                                                        1,000,000                  857,187
--------------------------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through
Certificates, Series 1997-CL1, Cl. F:
7.353%, 7/13/30                                                                              1,000,000                1,018,125
7.823%, 7/13/30                                                                              1,000,000                1,035,937
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates:
Series 1996-C1, Cl. D, 7.42%, 4/25/28                                                        1,500,000                1,529,648
Series 1997-C2, Cl. D, 7.075%, 12/10/29                                                      1,000,000                  997,188
--------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1:
Cl. D-1, 7.51%, 2/15/28(5)(6)                                                                1,000,000                1,016,563
Cl. E, 7.51%, 2/15/28(5)(6)                                                                  1,100,000                1,051,359
Series 1997-HF1, Cl. F, 6.86%, 2/15/10(5)                                                      225,000                  205,031
--------------------------------------------------------------------------------------------------------------------------------
NationsCommercial Corp., NB Commercial Mtg. Pass-Through
Certificates, Series-DMC, Cl. B, 8.562%, 8/12/11(5)                                          3,000,000                3,181,875
--------------------------------------------------------------------------------------------------------------------------------
Potomac Gurnee Financial Corp., Commercial Mtg. Pass-Through
Certificates, Series 1, Cl. D, 7.683%, 12/21/26(5)                                           1,500,000                1,547,400
--------------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1993-C1, Cl. B, 8.75%, 5/25/24                                                          322,008                  321,127
Series 1994-C1, Cl. C, 8%, 6/25/26                                                           1,500,000                1,530,900
Series 1995-C1, Cl. D, 6.90%, 2/25/27                                                        2,500,000                2,489,266
--------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-C1, Cl. E,
9.187%, 1/20/06                                                                                700,000                  736,094
--------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp.:
Commercial Mtg. Pass-Through Certificates,
Series 1997-LLI, Cl. D, 7.15%, 4/12/12                                                       2,500,000                2,538,281
Multiclass Pass-Through Certificates, Series 1996-C3, Cl. D, 8%, 6/25/30(5)                  2,500,000                2,531,641
                                                                                                                   ------------
                                                                                                                     37,831,370

--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING--0.1%
Green Tree Financial Corp., Series 1994-6, Cl. A3, 7.70%, 1/15/20                              151,555                  152,123
--------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY--1.1%
Mortgage Capital Funding, Inc.:
Commercial Mtg. Pass-Through Certificates,
Series 1997-MC1, Cl. F, 7.452%, 5/20/07(5)                                                     254,890                  242,783
Multifamily Mtg. Pass-Through Certificates, Series 1996-MC1,
Cl. G, 7.15%, 6/15/06(7)                                                                     2,250,000                2,138,203
--------------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
Series 1991-M5, Cl. A, 9%, 3/25/17                                                             391,747                  396,419
                                                                                                                   ------------
                                                                                                                      2,777,405


                            12 Oppenheimer Bond Fund

                                                                                              FACE                  MARKET VALUE
                                                                                              AMOUNT(1)             SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
OTHER--0.7%
GE Capital Mortgage Services, Inc., Series 1994-14, Cl. A1,
6.50%, 4/25/24                                                                              $   47,944             $     47,780
--------------------------------------------------------------------------------------------------------------------------------
JHM Mtg. Acceptance Corp., Collateralized Mtg. Obligation Bonds,
Series E, Cl. 5, 8.96%, 4/1/19                                                               1,548,082                1,619,682
--------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI:
Interest-Only Stripped Mtg.-Backed Security,
Series 1987-3, Cl. B, 12.50%, 10/23/17(2)                                                      105,837                   30,180
Principal-Only Stripped Mtg.-Backed Security,
Series 1987-3, Cl. A, 10/23/17(3)                                                              154,135                  131,255
                                                                                                                   ------------
                                                                                                                      1,828,897
--------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--1.7%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C1:
Cl. E, 7.50%, 3/1/11(5)                                                                      1,000,000                1,035,300
Cl. F, 7.50%, 6/20/13(5)                                                                       150,000                  145,500
Cl. G, 7.50%, 6/20/14(5)                                                                       150,000                  138,705
Cl. H, 7.50%, 8/20/14(5)                                                                       105,000                   82,908
--------------------------------------------------------------------------------------------------------------------------------
NationsBank Trust, Lease Pass-Through Certificates,
Series 1997A-1, 7.442%, 1/10/11(6)                                                             500,000                  520,938
--------------------------------------------------------------------------------------------------------------------------------
Residential Funding Corp., Mtg. Pass-Through Certificates,
Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                                        490,776                  507,340
--------------------------------------------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. III, Sub. Bonds,
Series 1992-A, Cl. 1A, 8.268%, 3/29/30(6)                                                      343,559                  349,357
--------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-B, Cl. 1,
7.136%, 4/25/26                                                                              1,965,016                1,387,793
                                                                                                                   ------------
                                                                                                                      4,167,841
                                                                                                                   ------------
Total Mortgage-Backed Obligations (Cost $135,028,453)                                                               137,826,509

================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--12.5%
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
10.375%, 11/15/09                                                                            5,500,000                6,876,721
11.625%, 11/15/04                                                                            2,375,000                3,151,331
12.75%, 11/15/10                                                                             1,000,000                1,427,501
8.875%, 8/15/17(8)                                                                           6,000,000                7,963,128
STRIPS, 6.374%, 2/15/07(9)                                                                     725,000                  427,004
STRIPS, 6.52%, 8/15/22(9)                                                                    2,000,000                  456,670
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6%, 8/15/00                                                                                  1,000,000                1,007,501
6.125%, 8/15/07                                                                              6,000,000                6,168,756
7.50%, 10/31/99                                                                              3,430,000                3,537,191
                                                                                                                   ------------
Total U.S. Government Obligations (Cost $29,886,433)                                                                 31,015,803


                            13 Oppenheimer Bond Fund

                                                                                              FACE                  MARKET VALUE
                                                                                              AMOUNT(1)             SEE NOTE (1)
================================================================================================================================
CORPORATE BONDS AND NOTES--43.4%
--------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--2.0%
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.4%
FMC Corp., 8.75% Sr. Nts., 4/1/99                                                           $  250,000               $  257,366
--------------------------------------------------------------------------------------------------------------------------------
Harris Chemical North America, Inc., 10.75% Gtd. Sr. Sub.
Nts., 10/15/03                                                                                 100,000                  107,250
--------------------------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07(7)                                      150,000                  148,500
--------------------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                            492,000                  547,350
--------------------------------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                                    200,000                  202,500
--------------------------------------------------------------------------------------------------------------------------------
Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                                        900,000                  944,395
--------------------------------------------------------------------------------------------------------------------------------
Rohm & Haas Co., 9.50% Debs., 4/1/21                                                           500,000                  572,630
--------------------------------------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Sub. Nts., 8/1/07(7)                            175,000                  180,250
--------------------------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc., 11.75% Sr. Unsec. Sub. Nts., 8/15/06                                 470,000                  481,750
                                                                                                                    -----------
                                                                                                                      3,441,991

--------------------------------------------------------------------------------------------------------------------------------
CONTAINERS--0.1%
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06                                      250,000                  266,250
--------------------------------------------------------------------------------------------------------------------------------
PAPER--0.3%
Repap New Brunswick, Inc., 9.063% First Priority Sr. Sec.
Nts., 7/15/00(6)                                                                               100,000                   99,000
--------------------------------------------------------------------------------------------------------------------------------
Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07                                 200,000                  204,000
--------------------------------------------------------------------------------------------------------------------------------
Scotia Pacific Holding Co., 7.95% Timber Collateralized
Nts., 7/20/15                                                                                  415,538                  431,251
                                                                                                                    -----------
                                                                                                                        734,251

--------------------------------------------------------------------------------------------------------------------------------
STEEL--0.2%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                                      350,000                  360,500
--------------------------------------------------------------------------------------------------------------------------------
Keystone Consolidated Industries, Inc., 9.625% Sr. Nts., 8/1/07(7)                             200,000                  201,750
                                                                                                                    -----------
                                                                                                                        562,250

--------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--4.4%
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--0.4%
Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., Series B, 7/15/02                              400,000                  449,000
--------------------------------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(5)                                     370,000                  445,850
                                                                                                                    -----------
                                                                                                                        894,850

--------------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--0.9%
B.A.T. Capital Corp., 6.66% Medium-Term Nts., 3/22/00(7)                                       250,000                  251,975
--------------------------------------------------------------------------------------------------------------------------------
Coca-Cola Enterprises, Inc., 6.95% Debs., 11/15/26                                           2,000,000                2,030,054
                                                                                                                    -----------
                                                                                                                      2,282,029


                            14 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT(1)            SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--0.5%
HEALTHSOUTH Corp., 9.50% Sr. Sub. Nts., 4/1/01                                              $  500,000              $   525,000
--------------------------------------------------------------------------------------------------------------------------------
Imcera Group, Inc., 6% Nts., 10/15/03                                                          500,000                  492,542
--------------------------------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc., 9.50% Sr. Sub. Nts., 9/15/07(7)                               30,000                   30,900
--------------------------------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(7)                                     220,000                  226,600
                                                                                                                    -----------
                                                                                                                      1,275,042

--------------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING---1.6%
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                                150,000                  155,250
--------------------------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03                        300,000                  289,500
--------------------------------------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                                     300,000                  324,000
--------------------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.95% Sr. Nts., 4/15/07                                                 1,000,000                1,076,652
--------------------------------------------------------------------------------------------------------------------------------
HMC Acquisition Properties, Inc., 9% Sr. Nts., Series B, 12/15/07                              800,000                  834,000
--------------------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                                                 500,000                  528,750
--------------------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                            100,000                  105,250
--------------------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut),
13.50% Sr. Sec. Nts., Series B, 11/15/02                                                       310,000                  398,350
--------------------------------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                                       100,000                  108,500
--------------------------------------------------------------------------------------------------------------------------------
Signature Resorts, Inc., 9.75% Sr. Sub. Nts., 10/1/07(7)                                       150,000                  150,750
                                                                                                                    -----------
                                                                                                                      3,971,002

--------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.7%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                                      160,000                  168,800
--------------------------------------------------------------------------------------------------------------------------------
Foodmaker, Inc.:
9.25% Sr. Nts., 3/1/99                                                                         689,000                  704,502
9.75% Sr. Sub. Nts., 6/1/02                                                                    750,000                  774,375
                                                                                                                    -----------
                                                                                                                      1,647,677
--------------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--0.3%
Dan River, Inc., 10.125% Sr. Sub. Nts., 12/15/03                                               100,000                  107,375
--------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc., 7% Debs., 3/15/11                                                     500,000                  492,877
--------------------------------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06                                   200,000                  211,000
                                                                                                                    -----------
                                                                                                                        811,252

--------------------------------------------------------------------------------------------------------------------------------
ENERGY--5.4%
--------------------------------------------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07                                            400,000                  406,000
--------------------------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 12% Gtd. Sr. Exchangeable Nts., 3/1/01                                675,000                  710,437
--------------------------------------------------------------------------------------------------------------------------------
Clark R&M, Inc., 8.375% Sr. Nts., 11/15/07(7)                                                  200,000                  201,750
--------------------------------------------------------------------------------------------------------------------------------
Cliffs Drilling Co., 10.25% Sr. Nts., 5/15/03                                                   50,000                   54,687
--------------------------------------------------------------------------------------------------------------------------------
Coastal Corp., 8.75% Sr. Nts., 5/15/99                                                         325,000                  335,998
--------------------------------------------------------------------------------------------------------------------------------
Eastern Energy Ltd., 6.75% Sr. Nts., 12/1/06(7)                                              2,000,000                2,013,104
--------------------------------------------------------------------------------------------------------------------------------
Enterprise Oil plc, 6.70% Sr. Nts., 9/15/07                                                  1,000,000                1,027,105


                            15 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT(1)            SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)
Global Marine, Inc., 7.125% Nts., 9/1/07(5)                                                 $2,000,000              $ 2,020,000
--------------------------------------------------------------------------------------------------------------------------------
Gothic Energy Corp., 12.25% Sr. Nts., 9/1/04(5)                                                200,000                  210,000
--------------------------------------------------------------------------------------------------------------------------------
J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                                            600,000                  645,750
--------------------------------------------------------------------------------------------------------------------------------
McDermott, Inc., 9.375% Nts., 3/15/02                                                          100,000                  106,485
--------------------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp., 11.125% Sr. Debs., 6/1/19                                        2,000,000                2,236,314
--------------------------------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06                                    750,000                  678,750
--------------------------------------------------------------------------------------------------------------------------------
Phillips Petroleum Co., 7.53% Pass-Through Certificates,
Series 1994-A1, 9/27/98                                                                        198,646                  200,689
--------------------------------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                               400,000                  409,000
--------------------------------------------------------------------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                                             1,500,000                1,995,000
--------------------------------------------------------------------------------------------------------------------------------
Wiser Oil Co., 9.50% Sr. Sub. Nts., 5/15/07                                                     65,000                   64,025
                                                                                                                    -----------
                                                                                                                     13,315,094

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--10.4%
--------------------------------------------------------------------------------------------------------------------------------
BANKS AND THRIFTS--1.4%
Banque Nationale de Paris, 9.875% Debs., 5/25/98                                               205,000                  207,945
--------------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New), 6.625% Sr. Nts., 1/15/98                                           25,000                   25,004
--------------------------------------------------------------------------------------------------------------------------------
Citicorp Capital I, 7.933% Gtd. Bonds, 2/15/27                                               1,000,000                1,069,495
--------------------------------------------------------------------------------------------------------------------------------
First Fidelity Bancorp, 8.50% Sub. Capital Nts., 4/1/98                                        325,000                  326,728
--------------------------------------------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc.:
10.625% Sr. Sub. Nts., 10/1/03                                                                 150,000                  168,750
9.125% Sr. Sub. Nts., 1/15/03                                                                  500,000                  527,500
--------------------------------------------------------------------------------------------------------------------------------
National Westminster Bank plc, 9.375% Gtd. Capital Nts., 11/15/03                               70,000                   80,557
Royal Bank of Scotland Group (The) plc, 10.125% Gtd. Sub.
--------------------------------------------------------------------------------------------------------------------------------
Capital Nts., 3/1/04                                                                           500,000                  591,194
--------------------------------------------------------------------------------------------------------------------------------
Suntrust Banks, Inc., 8.875% Debs., 2/1/98                                                     500,000                  501,029
                                                                                                                    -----------
                                                                                                                      3,498,202

--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--7.3%
Associates Corp. of North America, 7.40% Medium-Term Nts., 7/7/99                              300,000                  305,592
--------------------------------------------------------------------------------------------------------------------------------
Beneficial Corp., 12.875% Debs., 8/1/13                                                         20,000                   21,734
--------------------------------------------------------------------------------------------------------------------------------
BHP Finance (USA) Ltd., 8.50% Gtd. Debs., 12/1/12                                            1,500,000                1,756,584
--------------------------------------------------------------------------------------------------------------------------------
Enterprise Rent-A-Car USA Finance Co., 7.875% Nts., 3/15/98(7)                               1,500,000                1,505,331
--------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.75% Nts., 8/15/08                                                   1,000,000                1,012,842
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.875% Nts., 3/1/03                                                 750,000                  770,451
--------------------------------------------------------------------------------------------------------------------------------
Midland American Capital Corp., 12.75% Gtd. Nts., 11/15/03                                     205,000                  215,084
--------------------------------------------------------------------------------------------------------------------------------
NationsBank Corp., 10.20% Sub. Nts., 7/15/15                                                 1,300,000                1,748,590
--------------------------------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Gtd. Bonds, 8/1/27                                              300,000                  327,000
--------------------------------------------------------------------------------------------------------------------------------
Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99                                         1,825,000                1,868,676
--------------------------------------------------------------------------------------------------------------------------------
Rank Group Finance plc, 6.75% Gtd. Nts., 11/30/04                                            1,000,000                1,003,500
--------------------------------------------------------------------------------------------------------------------------------
Ryder System, Inc., 8.75% Debs., Series J, 3/15/17                                           1,600,000                1,671,586
--------------------------------------------------------------------------------------------------------------------------------
Salomon, Inc, 7.30% Nts., 5/15/02                                                            1,000,000                1,035,115


                            16 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT(1)            SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec. Nts.,
Series B, 4/1/02                                                                            $1,125,000              $ 1,209,375
--------------------------------------------------------------------------------------------------------------------------------
Source One Mortgage Services Corp., 9% Debs., 6/1/12                                         1,250,000                1,379,060
--------------------------------------------------------------------------------------------------------------------------------
Washington Mutual Capital I, 8.375% Gtd. Bonds, 6/1/27                                       2,000,000                2,180,952
                                                                                                                    -----------
                                                                                                                     18,011,472
--------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.7%
Aetna Services, Inc., 8% Debs., 1/15/17                                                        849,000                  868,270
--------------------------------------------------------------------------------------------------------------------------------
Allmerica Capital I, 8.207% Debs., 2/3/27                                                    2,000,000                2,209,596
--------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Insurance Co., 7.697% Nts., 10/15/2097(5)                                     1,000,000                1,051,292
--------------------------------------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                                              200,000                  214,000
                                                                                                                    -----------
                                                                                                                      4,343,158

--------------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED--0.8%
--------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--0.1%
Nortek, Inc., 9.25% Sr. Nts., Series B, 3/15/07                                                250,000                  256,250
--------------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE--0.7%
Continental Homes Holding Corp., 10% Gtd. Unsec. Bonds, 4/15/06                                 50,000                   54,750
--------------------------------------------------------------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Sr. Gtd. Nts., 3/1/04(5)                                          50,000                   54,750
--------------------------------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Nts., Series B, 9/1/07                                                250,000                  255,000
--------------------------------------------------------------------------------------------------------------------------------
Trizec Hahn Corp., 7.95% Sr. Unsec. Debs., 6/1/07CAD                                         2,000,000                1,450,435
                                                                                                                    -----------
                                                                                                                      1,814,935

--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--7.1%
--------------------------------------------------------------------------------------------------------------------------------
AEROSPACE--2.3%
Amtran, Inc., 10.50% Sr. Nts., 8/1/04(7)                                                       100,000                  104,500
--------------------------------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                                                                        125,000                  132,500
12.25% Pass-Through Certificates, 12/1/02                                                    1,000,000                1,115,000
--------------------------------------------------------------------------------------------------------------------------------
Boeing Co., 7.50% Debs., 8/15/42                                                             2,000,000                2,254,914
--------------------------------------------------------------------------------------------------------------------------------
Rolls-Royce Capital, Inc., 7.125% Gtd. Nts., 7/29/03                                         1,000,000                1,028,125
--------------------------------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., 9/1/07(7)                                250,000                  260,000
--------------------------------------------------------------------------------------------------------------------------------
Southwest Airlines Co., 9.25% Debs., 2/15/98                                                   500,000                  501,700
--------------------------------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04(7)                                  250,000                  252,500
                                                                                                                    -----------
                                                                                                                      5,649,239

--------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.7%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., 7/15/07(7)                                   100,000                  105,000
--------------------------------------------------------------------------------------------------------------------------------
Chrysler Corp., 7.40% Debs., 8/1/2097                                                        3,000,000                3,212,247
--------------------------------------------------------------------------------------------------------------------------------
Ford Motor Co., 8.875% Debs., 11/15/22                                                       2,000,000                2,267,818
--------------------------------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                                   200,000                  224,000
--------------------------------------------------------------------------------------------------------------------------------
Johnson Controls, Inc., 7.70% Debs., 3/1/15                                                    500,000                  564,073
--------------------------------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                                    200,000                  213,500
                                                                                                                    -----------
                                                                                                                      6,586,638

                            17 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT(1)            SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--2.1%
Caterpillar, Inc., 9.75% Debs., 6/1/19                                                      $1,750,000               $1,895,626
--------------------------------------------------------------------------------------------------------------------------------
Clark-Schwebel, Inc.:
10.50% Sr. Nts., 4/15/06                                                                       650,000                  711,750
12.50% Debs., 7/15/07(7)(10)                                                                   137,982                  148,331
--------------------------------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                                               500,000                  560,000
--------------------------------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07                             325,000                  337,187
--------------------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                                                  150,000                  150,375
--------------------------------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Gtd. Sr. Sub. Nts., 6/15/07(5)                     200,000                  202,500
--------------------------------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                                   250,000                  263,125
--------------------------------------------------------------------------------------------------------------------------------
Westinghouse Electric Corp., 8.375% Nts., 6/15/02                                            1,000,000                1,050,813
                                                                                                                    -----------
                                                                                                                      5,319,707

--------------------------------------------------------------------------------------------------------------------------------
MEDIA--2.9%
--------------------------------------------------------------------------------------------------------------------------------
BROADCASTING--0.9%
Allbritton Communications Co., 11.50% Sr. Sub. Debs., 8/15/04                                  675,000                  710,437
--------------------------------------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07                               175,000                  179,812
--------------------------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                                    520,000                  559,000
--------------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                     200,000                  211,500
--------------------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                                                                  300,000                  298,500
9% Sr. Sub. Nts., Series B, 1/15/06                                                            400,000                  402,000
                                                                                                                    -----------
                                                                                                                      2,361,249

--------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--1.2%
Adelphia Communications Corp.:
9.25% Sr. Nts., 10/1/02                                                                        150,000                  153,750
9.875% Sr. Nts., Series B, 3/1/07                                                              200,000                  212,500
--------------------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(11)                           250,000                  230,000
--------------------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd. Nts., 7/1/02                                                   525,000                  569,625
--------------------------------------------------------------------------------------------------------------------------------
Knology Holdings, Inc., Units (each unit consists of $1,000 principal amount of 0%/11.875% sr. disc. nts., 10/15/07 and one warrant to
purchase .003734 shares of preferred stock)(5)(11)(12)                                         200,000                  110,000
--------------------------------------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05                                                   100,000                  106,500
--------------------------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07CAD                                        600,000                  409,445
--------------------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                1,000,000                1,111,644
                                                                                                                    -----------
                                                                                                                      2,903,464


                            18 Oppenheimer Bond Fund

                                                                                              FACE                  MARKET VALUE
                                                                                              AMOUNT(1)             SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--0.6%
Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                                          $  500,000              $   530,000
--------------------------------------------------------------------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07(7)                                     100,000                  106,750
--------------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                                                  400,000                  413,000
9.625% Sr. Sub. Nts., 12/1/06                                                                  150,000                  162,188
--------------------------------------------------------------------------------------------------------------------------------
Outdoor Systems, Inc., 8.875% Sr. Sub. Nts., 6/15/07                                           200,000                  209,000
                                                                                                                    -----------
                                                                                                                      1,420,938

--------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM--0.1%
Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                                      250,000                  250,090

--------------------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING--0.1%
American Lawyer Media Holdings, Inc., 9.75% Sr. Nts., 12/15/07(7)                              250,000                  255,000
--------------------------------------------------------------------------------------------------------------------------------
OTHER--1.2%
--------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.0%
Maxxam Group, Inc., 0%/12.25% Sr. Sec. Disc. Nts., 8/1/03(11)                                  100,000                   99,500
--------------------------------------------------------------------------------------------------------------------------------
SERVICES--1.2%
Archer Daniels Midland Co., 7.125% Debs., 3/1/13                                               750,000                  800,963
--------------------------------------------------------------------------------------------------------------------------------
ENSCO International, Inc.:
6.75% Nts., 11/15/07                                                                         1,000,000                1,007,035
7.20% Nts., 11/15/27                                                                         1,000,000                1,018,462
--------------------------------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., 6/15/07                                 200,000                  211,250
                                                                                                                    -----------
                                                                                                                      3,037,710

--------------------------------------------------------------------------------------------------------------------------------
RETAIL--1.7%
--------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT STORES--0.3%
Sears Canada, Inc., 11.70% Debs., 7/10/00CAD                                                   500,000                  397,807
--------------------------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                                           300,000                  308,082
                                                                                                                    -----------
                                                                                                                        705,889

--------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.3%
May Department Stores Cos., 10.625% Debs., 11/1/10                                             405,000                  545,305
--------------------------------------------------------------------------------------------------------------------------------
Specialty Retailers, Inc., 9% Gtd. Unsec. Sr. Sub. Nts., 7/15/07                               100,000                  102,500
                                                                                                                    -----------
                                                                                                                        647,805

--------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--1.1%
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., 7/31/07(7)                                          550,000                  583,000
--------------------------------------------------------------------------------------------------------------------------------
Kroger Co., 8.50% Sr. Sec. Debs., 6/15/03                                                    1,000,000                1,050,837
--------------------------------------------------------------------------------------------------------------------------------
Ralph's Grocery Co., 10.45% Sr. Nts., 6/15/04                                                  300,000                  337,500
--------------------------------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., 7/1/07(7)                                  500,000                  520,000
--------------------------------------------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9% Unsec. Sr. Sub. Nts., 7/1/04                                150,000                  157,500
                                                                                                                    -----------
                                                                                                                      2,648,837


                            19 Oppenheimer Bond Fund

                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT(1)            SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--3.1%
--------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--2.7%
Cellular Communications International, Inc., Zero Coupon
Sr. Disc. Nts., 11.198%, 8/15/00(9)                                                         $1,450,000               $1,167,250
--------------------------------------------------------------------------------------------------------------------------------
Dial Call Communications, Inc., 0%/12.25% Sr. Disc. Nts., 4/15/04(11)                          300,000                  287,250
--------------------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                                     250,000                  255,000
--------------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 8.75% Debs., 5/21/07                                         1,000,000                1,172,150
--------------------------------------------------------------------------------------------------------------------------------
Metrocall, Inc., 9.75% Sr. Sub. Nts., 11/1/07(7)                                                50,000                   49,625
--------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/10.65% Sr. Disc. Nts., 9/15/07(7)(11)                                                        50,000                   31,750
0%/11.50% Sr. Disc. Nts., 9/1/03(11)                                                           250,000                  250,000
--------------------------------------------------------------------------------------------------------------------------------
Omnipoint Corp., 11.625% Sr. Nts., 8/15/06                                                      70,000                   74,200
--------------------------------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04                                  65,000                   70,850
--------------------------------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(11)                             200,000                  149,500
--------------------------------------------------------------------------------------------------------------------------------
PriCellular Wireless Corp.:
0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(11)                                                     200,000                  206,000
0%/14% Sr. Sub. Disc. Nts., 11/15/01(11)                                                     1,050,000                1,170,750
10.75% Sr. Nts., 11/1/04                                                                       520,000                  565,500
--------------------------------------------------------------------------------------------------------------------------------
Real Time Data, Inc., Units (each unit consists of $1,000 principal amount of 0%/13.50% sub. disc. nts., 8/15/06 and one warrant to
purchase six ordinary shares)(5)(11)(12)                                                     1,000,000                  380,000
--------------------------------------------------------------------------------------------------------------------------------
Star Choice Communications, Inc., Units (each unit consists of
$1,000 principal amount of 13% sr. sec. nts., 12/15/05 and one
warrant to buy common stock)(12)                                                               200,000                  206,000
--------------------------------------------------------------------------------------------------------------------------------
Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07                                                      200,000                  206,000
--------------------------------------------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                                        300,000                  344,250
--------------------------------------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II, 9.50% Sr. Nts., 2/1/04                                     100,000                   98,000
                                                                                                                    -----------
                                                                                                                      6,684,075

--------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY--0.4%
Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts., 11/1/06(11)                          145,000                  116,725
--------------------------------------------------------------------------------------------------------------------------------
COLT Telecom Group plc, Units (each unit consists of $1,000 principal amount of 0%/12% sr. disc. nts., 12/15/06 and one warrant to purchase
7.8 ordinary shares)(11)(12)                                                                   350,000                  273,000
--------------------------------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875%
Cv. Sr. Sub. Disc. Nts., 12/15/05(7)(11)                                                       100,000                   76,813
--------------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 0%/10.50% Sr. Disc. Nts., 3/1/07(11)                                           65,000                   47,125
--------------------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 9.625% Sr. Nts., 10/1/07                                        100,000                  104,000
--------------------------------------------------------------------------------------------------------------------------------
NTL, Inc., 10% Sr. Nts., 2/15/07                                                               100,000                  105,750
--------------------------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47%
Sr. Disc. Nts., 10/15/07(7)(11)                                                                365,000                  248,200
--------------------------------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc., 0%/11.125%
Sr. Disc. Nts., 7/1/07(11)                                                                     150,000                  122,625
                                                                                                                    -----------
                                                                                                                      1,094,238


                            20 Oppenheimer Bond Fund

                                                                                              FACE                MARKET VALUE
                                                                                              AMOUNT(1)           SEE NOTE (1)
--------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.6%
--------------------------------------------------------------------------------------------------------------------------------
RAILROADS--1.3%
Canadian Pacific Ltd., 9.45% Debs., 8/1/21                                                  $1,000,000             $  1,278,950
--------------------------------------------------------------------------------------------------------------------------------
Kansas City Southern Industries, Inc., 6.625% Nts., 3/1/05                                     750,000                  758,272
--------------------------------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
Sr. Disc. Nts., Series B, 12/15/03(11)                                                       1,100,000                  968,000
--------------------------------------------------------------------------------------------------------------------------------
Union Pacific Corp., 9.65% Medium-Term Nts., 4/17/00                                           100,000                  107,286
                                                                                                                   ------------
                                                                                                                      3,112,508

--------------------------------------------------------------------------------------------------------------------------------
SHIPPING--0.2%
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(7)                                               400,000                  426,000
Units (each unit consists of $1,000 principal amount of 12%
second priority ship mtg. nts., 6/30/07 and 7.66 warrants)(7)(12)                              100,000                  113,000
                                                                                                                   ------------
                                                                                                                        539,000

--------------------------------------------------------------------------------------------------------------------------------
TRUCKING--0.1%
Coach USA, Inc., 9.375% Gtd. Sr. Sub. Nts., Series B, 7/1/07                                   350,000                  362,250
--------------------------------------------------------------------------------------------------------------------------------
UTILITIES--2.8%
--------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.7%
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                                        300,000                  324,000
--------------------------------------------------------------------------------------------------------------------------------
Calpine Corp., 8.75% Sr. Nts., 7/15/07(7)                                                      185,000                  189,625
--------------------------------------------------------------------------------------------------------------------------------
Consumers Energy Co., 8.75% First Mtg. Nts., 2/15/98                                           250,000                  250,597
--------------------------------------------------------------------------------------------------------------------------------
First PV Funding Corp., 10.15% Lease Obligation Bonds,
Series 1986B, 1/15/16(5)                                                                       197,000                  209,063
--------------------------------------------------------------------------------------------------------------------------------
Public Service Co. of Colorado, 8.75% First Mtg. Bonds, 3/1/22                                 250,000                  276,115
--------------------------------------------------------------------------------------------------------------------------------
South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06                                      500,000                  583,366
                                                                                                                   ------------
                                                                                                                      1,832,766

--------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.8%
Laclede Gas Co., 8.50% First Mtg. Bonds, 11/15/04                                              500,000                  557,739
--------------------------------------------------------------------------------------------------------------------------------
National Fuel Gas Co., 7.75% Debs., 2/1/04                                                     500,000                  532,226
--------------------------------------------------------------------------------------------------------------------------------
Texas Gas Transmission Corp., 8.625% Nts., 4/1/04                                              500,000                  555,629
--------------------------------------------------------------------------------------------------------------------------------
Union Gas Ltd., 13% Debs., 6/30/03CAD                                                          464,000                  338,197
                                                                                                                   ------------
                                                                                                                      1,983,791
--------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.3%
GTE Corp., 8.85% Debs., 3/1/98                                                                 300,000                  301,217
--------------------------------------------------------------------------------------------------------------------------------
New York Telephone Co., 9.375% Debs., 7/15/31                                                2,500,000                2,817,648
                                                                                                                   ------------
                                                                                                                      3,118,865
                                                                                                                   ------------
Total Corporate Bonds and Notes (Cost $103,314,823)                                                                 107,739,264


                            21 Oppenheimer Bond Fund

                                                                                                                   MARKET VALUE
                                                                                                SHARES             SEE NOTE (1)
================================================================================================================================
COMMON STOCKS--0.0%
--------------------------------------------------------------------------------------------------------------------------------
Optel, Inc. (Cost $0)(5)(13)                                                                       100              $        --

================================================================================================================================
PREFERRED STOCKS--1.4%
--------------------------------------------------------------------------------------------------------------------------------
Allstate Financing I, 7.95% Gtd. Quarterly Income Preferred
Securities, Series A                                                                            80,000                2,075,000
--------------------------------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv. Preferred Stock, Series B, Non-Vtg.                          13,000                  444,437
--------------------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable Preferred Stock, Series B(7)(10)                                                      100                  104,750
--------------------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Trust, 9% Preferred Securities                                          505,000                  530,250
--------------------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Sr. Exchangeable Preferred(10)                                3,381                  210,467
--------------------------------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 12.625% Cum., Series E, Non-Vtg.(10)                                        53                   60,554
                                                                                                                    -----------
Total Preferred Stocks (Cost $3,165,304)                                                                              3,425,458

                                                                                                 UNITS
================================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------------------------------------------------------
American Communications Services, Inc. Wts., Exp. 11/05(5)                                         300                   28,650
--------------------------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc. Wts., Exp. 8/03(5)                                     500                    8,500
--------------------------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 9/04                                                              2,800                    5,600
--------------------------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(5)                                                      1,980                   24,750
--------------------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc. Wts., Exp. 2/09(5)                                                 3,050                       31
Orion Network Systems, Inc. Wts., Exp. 1/07(5)                                                     200                    2,500
                                                                                                                    -----------
Total Rights, Warrants and Certificates (Cost $3,500)                                                                    70,031


                                                                                         FACE AMOUNT(1)
================================================================================================================================
STRUCTURED INSTRUMENTS--0.5%
--------------------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Lehman Brothers High Yield Bond Index Nts., 12.50%, 2/4/98                                  $  500,000                  499,200
--------------------------------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust, 7.50% Sr. Nts., 5/31/02(5)(6)                                    742,000                  786,944
                                                                                                                   ------------
Total Structured Instruments (Cost $1,242,000)                                                                        1,286,144

================================================================================================================================
REPURCHASE AGREEMENTS--2.1%
--------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 6.60%, dated 12/31/97, to be repurchased at $5,201,907 on 1/2/98, collateralized by U.S. Treasury
Bonds, 8%-10.625%, 8/15/15-11/15/21, with a value of $3,854,252, and U.S.
Treasury Nts., 5.875%-7.50%, 9/30/01-12/31/01,
with a value of $1,452,554 (Cost $5,200,000)                                                 5,200,000                5,200,000

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $277,840,513)                                                 115.5%              286,563,209
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                            (15.5)             (38,414,567)
                                                                                           -----------             ------------
NET ASSETS                                                                                      100.0%             $248,148,642
                                                                                           ===========             ============


                            22 Oppenheimer Bond Fund

--------------------------------------------------------------------------------
1. Face amount is reported in U.S. Dollars, except for those denoted in the following currency: CAD--Canadian Dollar.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline and prepayment rates increase. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

4. When-issued security to be delivered and settled after December 31, 1997.

5. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

6. Represents the current interest rate for a variable rate security.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,623,957 or 4.28% of the Fund's net assets as of December 31, 1997.

8. Securities with an aggregate market value of $929,032 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

10. Interest or dividend is paid in kind.

11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

13. Non-income producing security.

See accompanying Notes to Financial Statements.

                            23 Oppenheimer Bond Fund

STATEMENT OF ASSETS AND LIABILITIES  December 31, 1997



====================================================================================================================
ASSETS
Investments, at value (cost $277,840,513)                                                              $286,563,209
--------------------------------------------------------------------------------------------------------------------
Cash                                                                                                        390,159
--------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                                                   20,641
--------------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                         16,365,960
Interest and principal paydowns                                                                           3,656,399
Shares of beneficial interest sold                                                                          301,417
Daily variation on futures contracts--Note 6                                                                 82,564
--------------------------------------------------------------------------------------------------------------------
Other                                                                                                         5,691
                                                                                                       ------------
Total assets                                                                                            307,386,040

===================================================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased (including $57,811,085 purchased on a
when-issued basis)--Note 1                                                                               58,014,647
Dividends                                                                                                   631,775
Shares of beneficial interest redeemed                                                                      258,531
Distribution and service plan fees                                                                          150,358
Transfer and shareholder servicing agent fees                                                                47,292
Other                                                                                                       134,795
                                                                                                       ------------
Total liabilities                                                                                        59,237,398

===================================================================================================================
NET ASSETS                                                                                             $248,148,642
                                                                                                       ============

===================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                        $241,988,295
--------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                           6,579
--------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                                                            (2,819,276)
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                                  8,973,044
                                                                                                      -------------
Net assets                                                                                             $248,148,642
                                                                                                      =============



                            24 Oppenheimer Bond Fund

=======================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $190,705,711 and 17,383,073 shares of beneficial interest outstanding)                             $10.97
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                                      $11.52

-----------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $48,254,895
and 4,399,924 shares of beneficial interest outstanding)                                                         $10.97

-----------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,188,036
and 837,017 shares of beneficial interest outstanding)                                                           $10.98

See accompanying Notes to Financial Statements.



                            25 Oppenheimer Bond Fund

STATEMENT OF OPERATIONS  For the Year Ended December 31, 1997


===============================================================================================================
INVESTMENT INCOME
Interest                                                                                            $19,692,749
---------------------------------------------------------------------------------------------------------------
Dividends                                                                                               196,995
                                                                                                    -----------
Total income                                                                                         19,889,744

===============================================================================================================
EXPENSES
Management fees--Note 4                                                                               1,751,986
---------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                 461,146
Class B                                                                                                 414,137
Class C                                                                                                  61,208
---------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                   412,037
---------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                     154,722
---------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                              49,736
---------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                  18,708
---------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                               6,839
---------------------------------------------------------------------------------------------------------------
Other                                                                                                    15,848
                                                                                                    -----------
Total expenses                                                                                        3,346,367

===============================================================================================================
NET INVESTMENT INCOME                                                                                16,543,377

===============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
Investments                                                                                           2,873,379
Closing of futures contracts--Note 6                                                                   (688,832)
Closing and expiration of options written--Note 7                                                       (29,905)
Foreign currency transactions                                                                            42,729
                                                                                                    -----------
Net realized gain                                                                                     2,197,371

---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                           3,870,507
Translation of assets and liabilities denominated in foreign currencies                                (205,493)
                                                                                                    -----------
Net change                                                                                            3,665,014
                                                                                                    -----------
Net realized and unrealized gain                                                                      5,862,385

===============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $22,405,762
                                                                                                    ===========

See accompanying Notes to Financial Statements.


                            26 Oppenheimer Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS




                                                                                        YEAR ENDED DECEMBER 31,
                                                                                        1997                     1996
=============================================================================================================================
OPERATIONS
Net investment income                                                                 $  16,543,377              $ 15,830,998
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                         2,197,371                   313,209
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                     3,665,014                (5,325,416)
                                                                                       ------------              ------------
Net increase in net assets resulting from operations                                     22,405,762                10,818,791

=============================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                                 (13,459,796)              (12,577,460)
Class B                                                                                  (2,655,088)               (2,405,982)
Class C                                                                                    (389,245)                 (214,115)
------------------------------------------------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                                                          --                  (517,955)
Class B                                                                                          --                  (103,919)
Class C                                                                                          --                   (11,567)

=============================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                                  (7,491,024)               28,392,776
Class B                                                                                   8,379,500                   659,280
Class C                                                                                   4,696,745                   404,645

=============================================================================================================================
NET ASSETS
Total increase                                                                           11,486,854                24,444,494
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     236,661,788               212,217,294
                                                                                       ------------              ------------
End of period (including undistributed net investment
income of $6,579 for the year ended 12/31/97)                                          $248,148,642              $236,661,788
                                                                                       ============              ============

See accompanying Notes to Financial Statements.


                            27 Oppenheimer Bond Fund

FINANCIAL HIGHLIGHTS


                                                CLASS A
                                                -----------------------------------------------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                                1997              1996               1995              1994              1993
===================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $10.70            $10.98            $10.01             $11.12            $10.74
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .77               .78               .69                .65               .69
Net realized and unrealized gain (loss)               .27              (.28)              .96              (1.08)              .40
                                                     ----              ----              ----               ----              ----
Total income (loss) from
investment operations                                1.04               .50              1.65               (.43)             1.09
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.77)             (.75)             (.68)              (.65)             (.71)
Dividends in excess of net
investment income                                      --                --                --               (.03)               --
Tax return of capital                                  --              (.03)               --                 --                --
                                                     ----              ----              ----               ----              ----
Total dividends and distributions
to shareholders                                      (.77)             (.78)             (.68)              (.68)             (.71)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.97            $10.70            $10.98             $10.01            $11.12
                                                   ======            ======            ======             ======            ======

===================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                 10.13%             4.87%            16.94%             (3.87)%           10.30%

===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                   $190,706          $193,515          $169,059           $ 96,640          $110,759
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $187,458          $178,130          $116,940           $102,168          $111,702
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                7.20%             7.35%             6.47%              6.25%             6.20%
Expenses, before voluntary
reimbursement by the Manager                         1.27%             1.30%             1.27%              1.06%             1.06%
Expenses, net of voluntary
reimbursement by the Manager                          N/A               N/A              1.26%               N/A               N/A
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                           50.5%             53.7%            175.4%              70.3%            110.1%




1. For the period from July 11, 1995 (inception of offering) to December 31,
1995.

2. For the period from May 1, 1993 (inception of offering) to December 31, 1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.


                            28 Oppenheimer Bond Fund


 CLASS B                                                                              CLASS C
 --------------------------------------------------------------------------           -------------------------------------------
 YEAR ENDED DECEMBER 31,                                                              YEAR ENDED DECEMBER 31,
 1997               1996           1995          1994            1993(2)              1997              1996            1995(1)
=================================================================================================================================

 $10.69            $10.98          $10.01        $11.11            $11.10            $10.70             $10.99            $10.89
---------------------------------------------------------------------------------------------------------------------------------

    .69               .70             .63           .58               .40               .69                .70               .28
    .28              (.29)            .94         (1.08)              .03               .28               (.29)              .10
   ----              ----           -----          ----              ----              ----               ----              ----

    .97               .41            1.57          (.50)              .43               .97                .41               .38

---------------------------------------------------------------------------------------------------------------------------------

   (.69)             (.67)           (.60)         (.57)             (.42)             (.69)              (.67)             (.28)

     --                --              --          (.03)               --                --                 --                --
     --              (.03)             --            --                --                --               (.03)               --
   ----              ----            ----          ----              ----              ----               ----              ----

   (.69)             (.70)           (.60)         (.60)             (.42)             (.69)              (.70)             (.28)
---------------------------------------------------------------------------------------------------------------------------------
 $10.97            $10.69          $10.98        $10.01            $11.11            $10.98             $10.70            $10.99
 ======            ======          ======        ======            ======            ======             ======            ======

=================================================================================================================================
   9.41%             3.99%          16.06%        (4.53)%            3.91%             9.39%              4.00%             3.76%

=================================================================================================================================


$48,255           $38,826         $39,187        $3,451            $1,809            $9,188             $4,322            $3,971
---------------------------------------------------------------------------------------------------------------------------------
$41,439           $38,068         $12,823        $2,747            $  922            $6,134             $3,404            $  979
---------------------------------------------------------------------------------------------------------------------------------

   6.42%             6.59%           5.84%         5.53%             4.80%(4)          6.36%              6.60%             6.32%(4)

   2.02%             2.05%           2.12%         1.78%             1.90%(4)          2.02%              2.05%             2.25%(4)

    N/A               N/A            2.08%          N/A               N/A               N/A                N/A              1.96%(4)
---------------------------------------------------------------------------------------------------------------------------------
   50.5%             53.7%          175.4%         70.3%            110.1%             50.5%              53.7%            175.4%

5. The lesser of purchases or sales of portfolio securities for a period, during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage $134,090,911, respectively. For the year ended December 31, 1995, purchases and sales of investment securities included mortgage "dollar-rolls."

See accompanying Notes to Financial Statements.

                            29 Oppenheimer Bond Fund

NOTES TO FINANCIAL STATEMENTS


================================================================================
1.SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Bond Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, a diversified, open-end management investment company registered under is to seek a high level of current income by investing mainly in debt instruments. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be identical rights to earnings, assets and voting privileges, except that each attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.


-------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.



                            30 Oppenheimer Bond Fund

================================================================================
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1997, the Fund had entered into outstanding when-issued or forward commitments of $57,811,085.

                    In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.


--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                            31 Oppenheimer Bond Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $7,038,000 which expires between 2002 and 2004.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

                    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $32,669, an increase in accumulated net realized loss of $870,459 and an increase in paid-in capital of $903,128.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                            32 Oppenheimer Bond Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED DECEMBER 31, 1997                 YEAR ENDED DECEMBER 31, 1996
                                            -----------------------------------          ---------------------------------
                                            SHARES                  AMOUNT               SHARES                 AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                         2,678,397           $  28,887,221           1,955,093           $ 20,810,615
Dividends reinvested                           831,219               8,947,815             815,100              8,651,382
Issued in connection with
the acquisition of:
Connecticut Mutual Income
Account--Note 9                                     --                      --           3,020,216             31,863,280
Jefferson-Pilot Investment Grade
Bond Fund, Inc.--Note 9                             --                      --           1,801,334             19,273,967
Redeemed                                    (4,216,384)            (45,326,060)         (4,901,741)           (52,206,468)
                                           -----------           -------------          ----------           ------------
Net increase (decrease)                       (706,768)          $  (7,491,024)          2,690,002           $ 28,392,776
                                           ===========           =============          ==========           ============
--------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                         1,711,754           $  18,512,789             946,117           $ 10,072,138
Dividends reinvested                           168,332               1,813,048             163,467              1,735,740
Issued in connection with
the acquisition of
Connecticut Mutual Income
Account--Note 9                                     --                      --               8,156                 86,045
Redeemed                                    (1,110,660)            (11,946,337)         (1,057,712)           (11,234,643)
                                           -----------           -------------          ----------           ------------
Net increase                                   769,426           $   8,379,500              60,028           $    659,280
                                           ===========           =============          ==========           ============
--------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                           536,735           $   5,809,737             279,925           $  2,989,461
Dividends reinvested                            25,947                 280,265              17,112                181,810
Redeemed                                      (129,410)             (1,393,257)           (254,743)            (2,766,626)
                                           -----------           -------------          ----------           ------------
Net increase                                   433,272           $   4,696,745              42,294           $    404,645
                                           ===========           =============          ==========           ============

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $8,722,696 was composed of gross appreciation of $10,899,814, and gross depreciation of $2,177,118.



                            33 Oppenheimer Bond Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets in excess of $1 billion.

                     For the year ended December 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $346,782, of which $134,951 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares and C totaled $591,879 and $49,753, respectively, of which $39,149 and $1,770, respectively, was paid to an affiliated broker/dealer. During the year ended December 31, 1997, OFDI received contingent deferred sales charges of $156,781 and $1,757, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1997, OFDI paid $153,632 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                     The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day.


                            34 Oppenheimer Bond Fund

================================================================================
During the year ended December 31, 1997, OFDI paid $5,726 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $333,996 and $31,990, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI distributing shares before the Plan was terminated. At December 31, 1997, OFDI had incurred unreimbursed expenses of $1,268,141 for Class B and $120,021 for Class C.


================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                     The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                     Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                     Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                     Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1997, the Fund had outstanding forward contracts as follows:

                                    EXPIRATION         CONTRACT AMOUNT       VALUATION AS OF               UNREALIZED
                                    DATE               (000S)                DECEMBER 31, 1997             APPRECIATION
------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
Canadian Dollar (CAD)               1/21/98            600 CAD               $419,758                      $20,641


                            35 Oppenheimer Bond Fund

================================================================================
6. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At December 31, 1997, the Fund had outstanding futures contracts as follows:

                                                                              VALUATION AS OF               UNREALIZED
                                        EXPIRATION          NUMBER OF         DECEMBER 31,                  APPRECIATION
                                        DATE                CONTRACTS         1997                          (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
U.S. Treasury Bonds, 30 yr.             3/98                      233             $28,069,219                  $  347,438
                                                                                                               ----------
CONTRACTS TO SELL
-----------------
U.S. Treasury Nts., 2 yr.               3/98                       10               2,077,500                      (4,531)
U.S. Treasury Nts., 5 yr.               3/98                      222              24,114,750                    (109,406)
U.S. Treasury Nts., 10 yr.              3/98                        5                 560,781                      (2,969)
                                                                                                               ----------
                                                                                                                 (116,906)
                                                                                                               ----------
                                                                                                               $  230,532
                                                                                                               ==========

                            36 Oppenheimer Bond Fund

================================================================================
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying securities at a fixed price, upon exercise of the option.

                     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1997 was as follows:

                                                      CALL OPTIONS                             PUT OPTIONS
                                                      ----------------------------             ---------------------------
                                                      NUMBER OF          AMOUNT OF             NUMBER OF        AMOUNT OF
                                                      OPTIONS            PREMIUMS              OPTIONS          PREMIUMS
-------------------------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1996                    --           $     --                   --           $    --
Options written                                         10,100             59,063                    9             2,618
Options closed or expired                              (10,100)           (59,063)                  (9)           (2,618)
                                                      --------           --------            ---------           -------
Options outstanding at December 31, 1997                    --           $     --                   --           $    --
                                                      ========           ========            =========           =======




                            37 Oppenheimer Bond Fund

================================================================================
8. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $22,939,865, which represents 9.24% of the Fund's net assets.

================================================================================
9. ACQUISITION OF CONNECTICUT MUTUAL INCOME ACCOUNT AND JEFFERSON-PILOT INVESTMENT GRADE BOND FUND, INC.

On April 26, 1996, the Fund acquired all the net assets of Connecticut Mutual Income Account, pursuant to an agreement and plan of reorganization approved by the Connecticut Mutual Income Account shareholders on March 18, 1996. The Fund issued 3,020,216 and 8,156 shares of beneficial interest for Class A and Class B, respectively, valued at $31,863,280 and $86,045, in exchange for the net assets, resulting in combined Class A net assets of $189,629,984 and Class B net assets of $6,106,676 on April 26, 1996. The net assets acquired included net unrealized depreciation of $633,177. The exchange qualified as a tax-free reorganization for federal income tax purposes.

                     On December 20, 1996, the Fund acquired all the net assets of Jefferson-Pilot Investment Grade Bond Fund, Inc.
pursuant to an agreement and plan of reorganization approved by the Jefferson-Pilot Investment Grade Bond Fund, Inc. shareholders on December 3, 1996. The Fund issued 1,801,334 shares of beneficial interest for Class A, valued at $19,273,967, in exchange for the net assets, resulting in combined Class A net assets of $202,088,473 on December 20, 1996. The net assets acquired included net unrealized appreciation of $1,288,511. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                            38 Oppenheimer Bond Fund

================================================================================
10. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

The Fund had no borrowings outstanding during the year ended December 31, 1997.



                            39 Oppenheimer Bond Fund

INDEPENDENT AUDITORS' REPORT


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Bond Fund as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for the period January 1, 1993 to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Bond Fund at December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Denver, Colorado
January 23, 1998


                            40 Oppenheimer Bond Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)


================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                     Dividends paid by the Fund during the fiscal year ended December 31, 1997 which are not designated as capital gain distributions should be multiplied by 1.21% to arrive at the net amount eligible for the corporate dividend-received deduction.

                     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                            41 Oppenheimer Bond Fund

OPPENHEIMER BOND FUND


================================================================================
OFFICERS AND TRUSTEES       James C. Swain, Chairman and Chief Executive
                              Officer
                            Bridget A. Macaskill, President
                            Robert G. Avis, Trustee
                            William A. Baker, Trustee
                            Charles Conrad, Jr., Trustee
                            Raymond J. Kalinowski, Trustee
                            C. Howard Kast, Trustee
                            Robert M. Kirchner, Trustee
                            Ned M. Steel, Trustee
                            George C. Bowen, Vice President, Treasurer and
                              Assistant Secretary
                            Andrew J. Donohue, Vice President and Secretary
                            David P. Negri, Vice President
                            Jerry Webman, Vice President
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR          OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS        Deloitte & Touche LLP

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LEGAL COUNSEL               Myer, Swanson, Adams & Wolf, P.C.

                            This is a copy of a report to shareholders of Oppenheimer Bond Fund. This report must be preceded by a Prospectus of Oppenheimer Bond Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                            42 Oppenheimer Bond Fund

OPPENHEIMERFUNDS FAMILY



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REAL ASSET FUNDS
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Real Asset Fund                                     Gold & Special Minerals Fund

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STOCK FUNDS
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Developing Markets Fund                             Discovery Fund                                     Growth Fund
International Small                                 Quest Small Cap Value Fund                         Global Fund
Company Fund                                        MidCap Fund                                        Quest Global Value Fund
Enterprise Fund                                     Capital Appreciation Fund(1)                       Disciplined Value Fund
International Growth Fund                           Quest Capital Value Fund                           Quest Value Fund

==================================================================================================================================
STOCK & BOND FUNDS
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Main Street Income &                                Quest Growth & Income                              Disciplined Allocation Fund
  Growth Fund                                       Value Fund                                         Multiple Strategies Fund(2)
Quest Opportunity Value Fund                        Global Growth & Income Fund                        Bond Fund for Growth
Total Return Fund                                   Equity Income Fund

==================================================================================================================================
BOND FUNDS
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International Bond Fund                             Champion Income Fund                               U.S. Government Trust
High Yield Fund                                     Strategic Income Fund                              Limited-Term Government Fund
                                                    Bond Fund

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MUNICIPAL FUNDS
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California Municipal Fund(3)                        Pennsylvania Municipal Fund(3)                     Rochester Division:
Florida Municipal Fund(3)                           Municipal Bond Fund                                Rochester Fund Municipals
New Jersey Municipal Fund(3)                        Insured Municipal Fund                             Limited Term New York
New York Municipal Fund(3)                          Intermediate Municipal Fund                        Municipal Fund

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MONEY MARKET FUNDS(4)
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Money Market Fund                                   Cash Reserves

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LIFESPAN
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Growth Fund                                         Balanced Fund                                      Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.

                            43 Oppenheimer Bond Fund